EXHIBIT 99.1

EBITDA represents net income before interest, taxes, depreciation and amortization.  EBITDA is presented here because NV Energy, Inc. (the “Company”) considers it a supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity.  EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP.  Some of these limitations are:

•	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in this industry may calculate EBITDA differently than we do, which will limit its usefulness as a comparative measure.

Because of these limitations, the Company’s management relies primarily on our GAAP results as a measure of the Company’s performance and uses EBITDA on a supplemental basis.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
NV Energy, Inc.
EBITDA
	Six Months ended June 30,				Year Ended December 31,
	2011		2010		2010		2009		2008
Net Income	$15,218		$35,225		$226,984		$182,936		$208,887

Interest expense (net of AFUDC(1) - debt)	158,222		160,836		333,010		334,314		300,857
Income tax expense	7,239		18,151		113,764		75,451		95,354
Depreciation and amortization	172,708		165,644		333,059		321,921		260,608

EBITDA	$353,387		$379,856		$1,006,817		$914,622		$865,706

EBITDA/Interest expense	2.23	x	2.36	x	3.02	x	2.74	x	2.88	x
Total Debt/EBITDA	14.96	x	13.90	x	5.24	x	5.95	x	6.09	x

NV Energy, Inc.

Interest expense (net of AFUDC(1) - debt)	$158,222		$160,836		$333,010		$334,314		$300,857

Long-term debt	$5,151,590		$5,242,442		$4,924,109		$5,303,357		$5,266,982
Current maturities of long-term debt	135,991		357,163		355,929		134,474		9,291
Total Debt	$5,287,581		$5,599,605		$5,280,038		$5,437,831		$5,276,273

(1) Allowance for funds used during construction.

Nevada Power Company
EBITDA
	Six Months ended June 30,				Year Ended December 31,
	2011		2010		2010		2009		2008
Net Income	$7,043		$17,458		$185,943		$134,284		$151,431

Interest expense (net of AFUDC(1) - debt)	107,769		107,352		214,367		226,252		186,822
Income tax expense	3,815		8,879		91,757		61,652		71,382
Depreciation and amortization	119,586		112,755		226,252		215,873		171,080

EBITDA	$238,213		$246,444		$718,319		$638,061		$580,715

EBITDA/Interest expense	2.21	x	2.30	x	3.35	x	2.82	x	3.11	x
Total Debt/EBITDA	15.12	x	14.52	x	4.98	x	5.73	x	5.84	x

Nevada Power Company

Interest expense (net of AFUDC(1) - debt)	$107,769		$107,352		$214,367		$226,252		$186,822

Long-term debt	$3,465,040		$3,475,347		$3,221,833		$3,535,440		$3,385,106
Current maturities of long-term debt	135,991		357,163		355,929		119,474		8,691
Total Debt	$3,601,031		$3,832,510		$3,577,762		$3,654,914		$3,393,797

(1) Allowance for funds used during construction.

Sierra Pacific Power Company
EBITDA
	Six Months ended June 30,				Year Ended December 31,
	2011		2010		2010		2009		2008
Net Income	$20,088		$28,435		$72,375		$73,085		$90,582

Interest expense (net of AFUDC(1) - debt)	33,720		34,158		68,514		69,413		72,712
Income tax expense	9,945		15,693		40,404		31,225		37,603
Depreciation and amortization	53,122		52,889		106,807		106,048		89,528

EBITDA	$116,875		$131,175		$288,100		$279,771		$290,425

EBITDA/Interest expense	3.47	x	3.84	x	4.20	x	4.03	x	3.99	x
Total Debt/EBITDA	10.10	x	9.12	x	4.15	x	4.64	x	4.81	x

Sierra Pacific Power Company

Interest expense (net of AFUDC(1) - debt)	$33,720		$34,158		$68,514		$69,413		$72,712

Long-term debt	$1,180,051		$1,281,500		$1,195,775		$1,282,225		$1,395,987
Current maturities of long-term debt	-		-		-		15,000		600
Total Debt	$1,180,051		$1,281,500		$1,195,775		$1,297,225		$1,396,587

(1) Allowance for funds used during construction.